                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Experts", and to the use of our report dated April 2, 2004, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-116392) and related Prospectus of TransCore Holdings, Inc. dated August 3, 2004.

                                                     /s/ Ernst & Young LLP



Philadelphia, PA
August 2, 2004